Earnings Per Share (Tables)	12 Months Ended
Feb. 01, 2014
Earnings Per Share, Basic and Diluted

	Fiscal 2014	Fiscal 2013	Fiscal 2012
(in millions, except per share amounts)
Net income	$368.0	$359.9	$324.4

Basic weighted average number of shares outstanding	80.2	82.3	86.2
Dilutive effect of share awards	0.5	0.5	0.8

Diluted weighted average number of shares outstanding	80.7	82.8	87.0

Earnings per share – basic	$4.59	$4.37	$3.76
Earnings per share – diluted	$4.56	$4.35	$3.73